Exhibit 10.6

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of June 30, 2011 (the “Effective Date”), among GREEN PLAINS CENTRAL CITY LLC, a Delaware limited liability company (“GPCC”), GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company (“Holdings” and together with GPCC the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”) and the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (collectively, the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (“Agent”).

RECITALS

A. Borrower, Agent, and the Banks entered into a Credit Agreement dated as of July 2, 2009, a First Amendment to Credit Agreement dated as of December 31, 2010, and a Second Amendment to Credit Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to Borrower.

B. At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement, all in accordance with the terms and conditions of this Amendment.

C. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Credit Agreement Amendments.

a. As of the Effective Date, subsections Section 2.03(a), (b), (l), (m) and (n) shall be amended, restated and replaced as follows, the remaining subsections found in Section 2.03 shall remain unchanged:

(a) Term Revolving Loan. Subject to the terms and conditions set forth in this Agreement, the Banks agree to make one or more Term Revolving Loan Advances to GPCC on a revolving basis, during the period beginning on the Closing Date and ending on the Business Day immediately preceding the Term Revolving Loan Maturity Date (the “Term Revolving Loan Termination Date”), in an aggregate principal amount outstanding at any one time not to exceed Thirty Million Five Hundred Thousand and No/100 Dollars ($30,500,000.00). The Term Revolving Loan shall mature and be due and payable in full at 12:00 P.M. (Minneapolis, Minnesota time) on the Term Revolving Loan Maturity Date. Term Revolving Loan Advances borrowed, repaid or

Exhibit 10.6

prepaid may be reborrowed at any time prior to the Term Revolving Loan Termination Date; provided that at no time shall the amounts restricted for use as the Required Debt Service Reserve Amount plus all outstanding Term Revolving Loan Advances exceed the Term Revolving Loan Commitment amount.

(b) Purpose. Term Revolving Loan Advances shall be used to fund and maintain the Required Debt Service Reserve Amount, for payments under Section 2.22, including repayment of the Term Loan, and for cash and inventory management purposes of GPCC. The Borrowers agree that the proceeds of the Term Revolving Loan are to be used only for the purposes set forth in this Section 2.03(b).

* * *

(l) Unused Commitment Fee. GPCC agrees to pay to the Agent for the account of each Bank a commitment fee, without duplication, on (i) the Required Debt Service Reserve Amount and (ii) on the average daily unused portion of such Bank’s Revolving Commitment from the Closing Date until the Term Revolving Loan Termination Date, at the rate of twenty-five (25) basis points on a per annum basis, payable in arrears in quarterly installments payable on the first (1st) day of each third month after the Closing Date during the term of such Bank’s Revolving Commitment, and on the Term Revolving Loan Termination Date. For purposes of this Agreement, the unused portion of a Bank’s Revolving Commitment for any measurement period shall be the positive difference, if any, of (a) the average daily amount of such Bank’s Revolving Commitment, minus (b) the Bank’s Pro Rata Share of the average daily outstanding Term Revolving Loan Advances but shall not, for purposes of this Section 2.03(l) only, be deemed utilized by any Swingline Advances unless the Banks’ participations therein are funded in accordance with Section 2.05.

(m) Restriction on Amount For Required Debt Service Reserve Amount. Notwithstanding anything to the contrary in this Section 2.03, as of July 1, 2011, a portion of the unused Term Revolving Loan Commitment (in an amount equal to three monthly payments of principal and interest due under the Term Loan) shall be restricted for use as the Required Debt Service Reserve Amount; and Borrowers hereby authorize Agent to make Advances from time to time against such amount, without further notice to the Borrowers, in such amounts and for the purposes set forth in Section 2.22.

(n) Mandatory Prepayments. If at any time during the term of this Agreement, the amount of the Term Revolving Loan Commitment restricted for use as the Required Debt Service Reserve Amount is less than the next three monthly payments of principal and interest due under the Term Loan, the Borrowers shall prepay the Term Revolving Loan, no later than five (5) Business Days after such non-compliance occurs, in an amount equal to the amount by which the sum of the Required Debt Service Reserve Amount and all outstanding Term Revolving Loan Advances exceed the Term Revolving Loan Commitment.

Exhibit 10.6

b. As of the Effective Date, Section 2.22 shall be amended, restated and replaced as follows:

Section 2.22. Debt Service Reserve. On or before July 1, 2011, a portion of the unused Term Revolving Loan Commitment (in an amount equal to three monthly payments of principal and interest due under the Term Loan) shall be restricted for use as set forth in this Section 2.22, which amount may vary from time to time due to changes in monthly principal and interest payments due on the Term Loan, but shall at no time be less than the next three monthly payments of principal and interest due on the Term Loan (the “Required Debt Service Reserve Amount”). If at any time during the term of this Agreement, the amount of the Term Revolving Loan Commitment restricted for use as the Required Debt Service Reserve Amount is less than the next three monthly payments of principal and interest due under the Term Loan, the Borrowers shall: (A) no later than five (5) Business Days after such non-compliance occurs, prepay the Term Revolving Loan in an amount equal to the amount by which the sum of the Required Debt Service Reserve Amount and all outstanding Term Revolving Loan Advances exceed the Term Revolving Loan Commitment, (B) during the period Borrower has not fulfilled (A) above, make no Distributions, including Distributions or payments otherwise permitted under Sections 5.02(b), 5.02(k) or 5.02(l), and (C) make no other payments to its Affiliates, including accounts payable or other amounts. As and when any Obligation is past due, after any applicable grace or cure periods have expired, the Agent in its sole discretion, may make one or more Advances on the Term Revolving Loan for credit to its own account to be held for the benefit of the Banks in the amount of the then past due Obligation. Notwithstanding the foregoing, Agent shall have no obligation to make any such Advance: (i) if an Event of Default has occurred and is continuing, or (ii) for any purpose other than that for which the Debt Service Reserve was established; provided, however, that if an Event of Default has occurred and is continuing, the Agent in its sole discretion may make Advances on the Term Revolving Loan for the payment of any Obligation then past due in such order and manner as is consistent with the Agent’s obligations set forth in this Agreement. Advances made on the Term Revolving Loan by the Agent under this Section 2.22, may be made without the requirement of any consent by or notice to the Borrowers. Borrowers recognize and acknowledges that its obligation to pay required Obligations are absolute and unconditional and it is not dependent upon the Debt Service Reserve being available to make payment on any Obligation, and nothing herein shall be construed to negate or modify the Borrowers’ absolute and unconditional obligation to pay the Obligations in accordance with the terms and conditions of this Agreement and the other Loan Documents.

Exhibit 10.6

2. Limited Waiver. Subject to the terms and conditions set forth in this Amendment, the Banks, by and through the Agent, hereby waive any default or Event of Default that has occurred or could be deemed to have occurred under Section 2.22 of the Credit Agreement as a result of Borrowers failing to fund the Required Debt Service Reserve Amount in accordance with the terms of section 2.22 of the Credit Agreement prior to the effectiveness of this Amendment.

3. Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Except as expressly stated herein, nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

4. Conditions Precedent to Effectiveness of this Amendment. The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a. this Amendment duly executed by Borrowers, Agent, and the Banks; and

b. all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

5. Representations and Warranties of Borrower. Borrowers hereby agree with, reaffirm, and acknowledge as follows:

a. The execution, delivery and performance by Borrowers of this Amendment is within Borrowers’ power, has been duly authorized by all necessary action, and does not contravene: (i) the certificates of formation or operating agreements of Borrowers; or (ii) any law or any contractual restriction binding on or affecting Borrowers; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b. This Amendment is, and each other Loan Document to which Borrowers are a party when delivered will be, legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c. All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

6. Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

BORROWER:

GREEN PLAINS CENTRAL CITY LLC,

a Delaware limited liability company

/s/ Ron B. Gillis
By: Ron B. Gillis
Its: EVP Finance, Treasurer

and

GREEN PLAINS HOLDINGS LLC,

a Delaware limited liability company

/s/ Ron B. Gillis
By: Ron B. Gillis
Its: EVP Finance, Treasurer

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,

as Administrative Agent

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

AGSTAR, as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

1st FARM CREDIT SERVICES, PCA/FLCA, as a Bank

/s/ Dale A. Richardson
By: Dale A. Richardson
Its: VP Illinois Capital Markets Group

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Bank

/s/ James F. Baltezore
By: James F. Baltezore
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

AGFIRST FARM CREDIT BANK, as a Bank

/s/ Bruce B. Fortner
By: Bruce B. Fortner
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

BADGERLAND FINANCIAL, ACA, as a Bank

/s/ Larry Coulthard
By: Larry Coulthard
Its: VP Loan Participations & Capital Markets

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

COFINA FINANCIAL, LLC, as a Bank

/s/ Brian Legried
By: Brian Legried
Its: President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as a Bank

/s/ Timothy L McLaughlin
By: Timothy L. McLaughlin
Its: Senior Credit Analyst

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Bank

/s/ Ralph M. Bowman
By: Ralph M. Bowman
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

FIRST NATIONAL BANK OF OMAHA, as a Bank

/s/ Fallon Savage
By: Fallon Savage
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

MLIC ASSET HOLDINGS LLC, as a Bank

BY: TRANSMOUNTAIN LAND & LIVESTOCK COMPANY

ITS: MANAGER

/s/ Barry L. Bogseth
By: Barry L. Bogseth
Its: Vice President

Exhibit 10.6

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 30, 2011

UNITED FCS, PCA, as a Bank

/s/ Joy B. Remer
By: Joy B. Remer
Its: VP Financial Analyst